UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 22, 1998

                             FLAMINGO CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

       Nevada                  033-55254-25           870438636
State or other Jurisdiction   Commission File       (IRS Employer
of Incorporation                 Number)             Identification
                                                         Number)

          3098 S Highland Drive, Suite 460, Salt Lake City, Utah 84106
                    (Address of principal executive offices)


        Registrant's telephone number including area code: (801) 485-7775

                    INFORMATION TO BE INCLUDED IN THE REPORT



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FLAMINGO CAPITAL, INC.


                                        By/s/ Martin Wooton
                                           Martin Wooton, Pres.


Date: January 26, 1998